Exhibit 10.8(b)
                                                              Assignment 9/17/85
                                                              ------------------





                     ASSIGNMENT OF POWER PURCHASE AGREEMENT
                     --------------------------------------

                                 By and Between


                                     "WDI"
                                      ---

                             WIND DEVELOPERS, INC.,
                            a California corporation


                                      and


                                     "ZOND"
                                      ----


                              ZOND SYSTEMS, INC.,
                            a California corporation

                               TABLE OF CONTENTS
                               -----------------

                                       TO
                                       --

                     ASSIGNMENT OF POWER PURCHASE AGREEMENT
                     --------------------------------------


Section                              Heading                                Page
-------                              -------                                ----

1.      ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.      ACCEPTANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

3.      INTERIM PERFORMANCE
          BY THE PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . 1
3.1       Interim Performance by WDI . . . . . . . . . . . . . . . . . . . . 1
3.2       Interim Performance by Zond. . . . . . . . . . . . . . . . . . . . 2

4.      WDI SHAREHOLDER APPROVAL . . . . . . . . . . . . . . . . . . . . . . 2

5.      REPRESENTATIONS, WARRANTIES
        AND COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
5.1     Representations, Warranties
          and Covenants of WDI . . . . . . . . . . . . . . . . . . . . . . . 2
5.2     Representations, Warranties
          and Covenants of Zond  . . . . . . . . . . . . . . . . . . . . . . 4
5.3     Representations and Warranties -
          General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

6.      MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
6.1       Bulk Transfer Indemnification. . . . . . . . . . . . . . . . . . . 5
6.2       Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . 6
6.3       Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . 6
6.4       Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . 6
6.5       Construction of Agreement. . . . . . . . . . . . . . . . . . . . . 7
6.6       Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
6.7       Cumulative Remedies. . . . . . . . . . . . . . . . . . . . . . . . 8
6.8       No Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
6.9       Action by a Party. . . . . . . . . . . . . . . . . . . . . . . . . 8
6.10      Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
6.11      Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
6.12      Time of Essence. . . . . . . . . . . . . . . . . . . . . . . . . . 10
6.13      Indemnification and
            Limitation on Damages. . . . . . . . . . . . . . . . . . . . . . 10
6.14      Specific Performance . . . . . . . . . . . . . . . . . . . . . . . 11
6.15      Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.16      Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . 11

EXHIBITS
--------

Exhibit A - Pacific Gas & Electric
              Energy and Capacity
              Power Purchase Agreement

                     ASSIGNMENT OF POWER PURCHASE AGREEMENT
                     --------------------------------------

     THIS ASSIGNMENT OF POWER PURCHASE AGREEMENT ("Assignment") is entered into by and between WIND DEVELOPERS, INC., a California corporation ("WDI") and ZOND SYSTEMS, INC., a California corporation ("Zond").

     WHEREAS:
     -------

     A. Effective January 17, 1985, WDI entered into a Long-Term Energy and Capacity Power Purchase Agreement with Pacific Gas & Electric Company ("PG&E") which is attached hereto as Exhibit A and incorporated herein by this reference ("the Power Agreement"); and

     B. WDI now desires to assign the Power Agreement to Zond in accordance with the terms and provisions of this Assignment.

     NOW, THEREFORE, the parties hereto agree as follows:

1.   ASSIGNMENT
     ----------

     In consideration for the payment of Five Thousand Dollars ($5,000.00), receipt of which is hereby acknowledged, and effective as of the Closing Date (as defined in the Lease Acquisition Agreement between Zond and Santa Clara Wind Leasing, Inc., a subsidiary of WDI) (the "Closing Date"), WDI hereby assigns to Zond the Power Agreement subject to the consent of PG&E. Notwithstanding the foregoing, nothing contained in this Assignment shall relieve WDI from performing any covenant, agreement or obligation on the part of WDI to be performed or from observing any condition on the part of WDI to be observed under or respect to the Power Agreement or from any liability thereunder up to the Closing Date of this Assignment.

2.   ACCEPTANCE
     ----------

     Effective as of the Closing Date, Zond hereby accepts this Assignment subject to the terms and conditions of this Assignment and agrees to be bound by, and comply with, all of the terms and conditions of the Power Agreement.

3.   INTERIM PERFORMANCE
     BY THE PARTIES
     -------------------

     3.1  Interim Performance by WDI
          --------------------------

          WDI further agrees that it shall: (1) observe and perform all of its obligations under the Power Agreement and cause the Power Agreement to be maintained in full force and effect; (2) not cancel or terminate or consent to the cancellation or termination of the Power Agreement; (3) not amend, modify or otherwise affect a change in the Power Agreement or consent to any amendment, modification or change; (4) not consent, waive or approve any act which would have the effect of jeopardizing or impairing in any way, directly or indirectly, the value of the Power Agreement to Zond; and (5) not sell, transfer, pledge, mortgage, assign or otherwise dispose of, or create or suffer to be created any levies, liens or encumbrances on the Property or their interests in and to the Power Agreement. WDI also agrees to furnish Zond with duplicates or copies of all correspondence, notices, requests or demands sent to, or received under the Power Agreement and until December 31, 1986, to notify Zond as soon as possible after it becomes aware of any event or threatened event which could interfere with Zond's rights or interests in the Power Agreement.

     3.2  Interim Performance By Zond
          ---------------------------

          Until the Closing Date, Zond agrees to keep the Power Agreement free and clear of any liens resulting from any of its activities.

4.   WDI SHAREHOLDER APPROVAL
     ------------------------

     The Assignment of the Power Agreement set forth in Section 1 and Zond's acceptance under Section 2 is subject to and contingent upon the approval of WDI's shareholders by October 7, 1985. WDI represents that this Assignment has been approved by its Board of Directors and that the Board will recommend approval of this Assignment by the shareholders. WDI agrees to immediately repay to Zond the $5,000 paid under Section 1 if shareholder approval is not obtained by October 7, 1985 or if Zond exercises its termination option pursuant to
Section 5.1, below, or Section 6.3 of the Lease Acquisition Agreement between Zond and SCWL, in which case this Assignment shall terminate and shall be void and of no effect.

5.   REPRESENTATIONS, WARRANTIES
     AND COVENANTS
     ---------------------------

     5.1  Representations, Warranties
          and Covenants of WDI
          ---------------------------

          WDI hereby represents, warrants and covenants to and with Zond that as of October 5, 1985, except as may be disclosed to Zond in writing by telefax by 5:00 p.m. an October 7, 1985 (which disclosure may, at Zond's option and at Zond's sole discretion, allow Zond to terminate this Agreement, the Installation and Production Payment Agreement and the Assignment of Power Purchase Agreement with no liability to either SCWL or WDI provided that all three Agreements must be terminated simultaneously);

          5.1.1  Status and Authorization.
                 ------------------------

               5.1.1.1  Existence. It is a corporation duly organized, validly
                        ---------
existing and in good standing under the laws of the State of California. Subject to the shareholder approval required by Section 4, it has the corporate power and lawful authority to enter into and perform its obligations under this Assignment and any other documents referred to herein or required thereby or by this Assignment to be delivered by it (collectively the "Documents").

               5.1.1.2  Authorization. Subject to the shareholder approval
                        -------------
required by Section 4, the execution, delivery and performance by it of and under the Documents have been duly authorized by all necessary corporate action, and do not and will not violate any provision of law, and do not and will not violate any provision of its charter or bylaws or result in a material breach of or constitute a material default under any agreement, indenture or instrument to which it is a party or by which it or its properties may be bound or affected.

               5.1.1.3  Validity of Documents. Subject to the shareholder
                        ---------------------
approval required by Section 4, the Documents, when duly executed and delivered, will constitute valid and legally binding obligations of it enforceable in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or (ii) application of general principles of equity including availability of specific performance as a remedy.

               5.1.1.4  Consents. Except for the shareholder approval required
                        --------
by Section 4, no authorization, consent, approval, license, exemption by, or filing a registration with, any court or governmental department, commission, board, bureau, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by it of the Documents.

          5.1.2  PG&E Power Agreement. With respect to the PG&E Power Agreement:
                 --------------------

               5.1.2.1  Form and Status. The copy of the Power Agreement
                        ---------------
attached to this Agreement as Exhibit A is a true, correct and complete copy and that it is aware of no reason why the Power Agreement would not be fully enforceable as assigned to Zond.

               5.1.2.2  Enforcement. It will, on behalf of Zond (but only upon
                        -----------
Zond's reasonable request and at Zond's expense), perform and discharge or cause to be performed and discharged all obligations and duties of the Seller under the Power Agreement, and shall use its best efforts to cause PG&E to perform its obligations and duties in accordance with the terms and provisions thereof (the foregoing beat efforts shall include, but not be limited to, cooperating with Zond in bringing and diligently prosecuting legal proceedings against PG&E in the event it fails or refuses to perform its duties and obligations under the Power Agreement).

               5.1.2.3  Amendments. The Power Agreement sets forth and contains
                        ----------
the entire agreement between the parties named therein with respect to the subject matter thereof, and there are no modifications, amendments, supplements, consents, arrangements, agreements or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms thereof.

               5.1.2.4  Compliance. It is in full compliance with all of its
                        ----------
respective obligations under the Power Agreement and to the best of its knowledge, all of the other parties to the Power Agreement are in full compliance with all of its obligations thereunder.

               5.1.2.5  Further Amendments. It shall not execute or allow to be
                        ------------------
executed any amendments to the Power Agreement which are inconsistent with this Assignment and which have not been approved by Zond.

               5.1.2.6  PG&E Release. Neither it or any employee, agent or
                        ------------
affiliate will contact PG&E prior to March 6, 1986 without Zond's prior consent or attempt in any way to obtain a release from PG&E prior to March 6, 1987.

     5.2  Representations, Warranties
          and Covenants of Zond
          ---------------------------

          5.2.1  Status and Authorization. Zond hereby represents, warrants
                 ------------------------
and covenants to and with WDI:

               5.2.1.1  Existence. It is a corporation duly organized, validly
                        ---------
existing and in good standing under the laws of the State of California. It has corporate power and lawful authority to enter into and perform its obligations under this Assignment and any other documents required thereby or by this Assignment to be delivered by it (collectively the "Documents").

               5.2.1.2  Authorization. The execution, delivery and performance
                        -------------
by it of and under the Documents have been duly authorized by all necessary corporate action, and do not and will not violate any provision of law, and do not and will not violate any provision of its charter or bylaws or result in a material breach of or constitute a material default under any agreement, indenture or instrument to which it is a party or by which it or its properties may be bound or affected.

               5.2.1.3  Validity of Documents. The Documents, when duly executed
                        ---------------------
and delivered, will constitute valid and legally binding obligations of it enforceable in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or (ii) application of general principles of equity including availability of specific performance as a remedy.

               5.2.1.4  Consents. No authorization, consent, approval, license,
                        --------
exemption by, or filing a registration with, any court or governmental department, commission, board, bureau, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by it of the Documents.

          5.2.2  Use of Power Agreement. Zond and its assignees agree that it
                 ----------------------
will not use the Power Agreement without the prior written consent of WDI which can be withheld in WDI's sole discretion to sell power to PG&E except for wind turbine generators installed on the Property covered by the Ground Lease for Wind Park Development on the Rooney Ranch as assigned to Zond by Santa Clara Wind Leasing, Inc.

     5.3  Representations and Warranties -
          General
          --------------------------------

          Each party acknowledges that its representations, warranties and covenants as set forth above will be relied upon by the other in entering into and performing under this Agreement. The representations and warranties contained in this Section 5 shall survive the termination of this Assignment. Zond and WDI each shall: (a) indemnify and hold the others harmless from any loss, damage, liability and expense arising or in any manner resulting from any failure in connection with the representations and warranties made by one to the other; (b) defend at its sole cost and expense, including but not limited to counsel fees, any suits or other proceedings brought on account thereof against the other or against any property assigned or transferred to the other hereunder; and (c) satisfy all judgments which may in connection therewith be incurred by or rendered against the other or against any property assigned or transferred to the other hereunder; provided, however, that indemnity shall not be required if the cause of the indemnity is the cause of the fault or negligence of the party requesting indemnity.

6.   MISCELLANEOUS
     -------------

     6.1  Bulk Transfer Indemnification
          -----------------------------

          WDI agrees to indemnify and hold Zond harmless from any loss, damage, liability or expense arising or in any manner resulting from WDI's failure in connection with the transactions described in this Agreement to have complied fully with any applicable state law relating to bulk sales, bulk transfers or other dispositions of substantial portions of a corporation's assets. WDI shall defend at WDI's sole cost and expense, including, but not limited to, counsel fees, any suits or other proceedings brought on account thereof against Zond or against any real or personal property assigned or transferred to Zond under this Agreement or in connection herewith. WDI shall satisfy all judgments which may, in connection therewith, be incurred by or rendered against Zond or against any real or personal property assigned or transferred to Zond under this Assignment or in connection herewith.

     6.2  Successors and Assigns
          ----------------------

          Neither party may assign or otherwise transfer, pledge or hypothecate this Assignment or the Power Agreement or any of their rights, duties or interests hereunder without the prior written consent of the other party, which may not be unreasonably withheld. Notwithstanding the foregoing, (1) WDI may assign or otherwise transfer, pledge or hypothecate all or any of its rights, duties or interests under this Assignment to any affiliate, and (2) Zond may assign, transfer, pledge or hypothecate all or any of its rights, duties or interests under this Assignment or the Power Agreement for the specific purpose of securing construction and/or inventory loan(s) for the purpose of purchasing and installing wind turbines and other portions of the Project on the Property (as such terms are defined in the Lease Acquisition Agreement between Zond and Santa Clara Leasing, Inc., a whollyowned subsidiary of WDI). This Assignment shall be binding upon, enforceable by, and shall inure to the benefit of, the heirs, executors, administrators, successors and assigns of the parties.

     6.3  Attorneys' Fees
          ---------------

          If either party brings any action or proceeding for the enforcement, protection or establishment of any right or remedy under this Assignment or for the interpretation of this Assignment, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable, as awarded by the trier of fact in such action or proceeding.

     6.4  Further Assurances
          ------------------

          Each of the parties hereto agrees to perform all such acts (including, but not limited to, executing and delivering such instruments and documents) as reasonably may be necessary to fully effectuate each and all of the purposes and intent of this Assignment. WDI specifically agrees to notify PG&E of this Assignment and use its best efforts to obtain its consent as required by Section

A-13 of the Power Agreement in such form and on such terms as are reasonably acceptable to Zond.

     6.5  Construction of Agreement
          -------------------------

          6.5.1  Governing Law. The terms and provisions of this Assignment
                 -------------
shall be interpreted in accordance with the laws of the State of California.

          6.5.2  Interpretation. The parties agree that the terms and
                 --------------
provisions of this Assignment embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, any party hereto.

          6.5.3  Partial Invalidity. If any term or provision of this Assignment
                 ------------------
or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby, and each term and provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

          6.5.4  Headings. The Article and Section headings contained in this
                 --------
Assignment are for purposes of reference and convenience only and shall not limit or other otherwise affect the meaning hereof.

     6.6  Notices
          -------

          All notices or other communication required or permitted hereunder shall, unless otherwise provided herein, be in writing, shall be personally delivered or sent by registered or certified mail, return receipt requested, and deposited in the United States mail, postage prepaid, addressed to the parties at the addresses set forth below and shall be deemed received on the third business day following the mailing date.

     TO ZOND:                         Zond Systems, Inc.
     -------                          112 South Curry Street
                                      Tehachapi, California  93561
                                      Attention:  Albert K. Davies, Senior
                                                  Vice President - Resources

     With Copy To:                         Zond Systems, Inc.
     ------------                          17752 Skypark Circle, Suite 150
                                           Irvine, California  92714
                                           Attention:  Craig A. Anderson,
                                                       Senior Vice President -
                                                         General Counsel

     TO WDI:                          Wind Developers, Inc.
     ------                           1121 L Street, Suite 1000
                                      Sacramento, California  95814

     With Copy To:                         Matthew V. Brady, Esq.
                                           Attorney-at-Law
                                           1314 H Street Suite 200
                                           Sacramento, California  95814

Notice of change of address shall be given by written notice in the manner detailed in this Section.

     6.7  Cumulative Remedies
          -------------------

          Subject to the mandatory arbitration provisions of Section 6.10, every right and remedy of the parties provided for in this Assignment shall be cumulative and shall be in addition to every other right or remedy provided for in this Assignment or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or the beginning of the exercise by the parties of any one or more of the rights or remedies provided for in this Assignment, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by the parties of any or all other rights or remedies provided for in this Assignment or now or hereafter existing at law or in equity or by statute or otherwise.

     6.8  No Waiver
          ---------

          No waiver of any of the covenants, terms or conditions of this Assignment shall be effective unless set forth in writing by the party making the waiver and delivered to the other party and such waiver shall be effective only for the time and to the extent therein stated. No omission or act (other than the delivery of the foregoing written waiver) by a party shall constitute or be deemed to constitute a waiver of any default in the performance of or breach of any agreement, duty, responsibility, representation, warranty or covenant of the other party contained in this Assignment.

     6.9  Action by a Party
          -----------------

          Whenever under the terms of this Assignment any action is required or permitted to be taken by any party, such action may be taken and performed by any duly authorized officer or director of the party.

     6.10  Arbitration
           -----------

           Upon the written request of any party, any controversy or dispute between the parties concerning any portion of this Assignment shall be subject to binding arbitration in accordance with the provisions of the California

Arbitration Act, Sections 1280, et. seq. of the California Code of Civil
                                -------
Procedure except as provided otherwise in this Section. Either party may demand arbitration by first giving written notice of the existence of a dispute and then within 30 days of such notice giving a second written notice of the demand for arbitration.

           Within ten days after receipt of the demand for arbitration, each party shall appoint one person, who shall not be an employee of either party, to hear and determine the dispute. After both arbitrators have been appointed, they shall within five (5) days select a third arbitrator.

           The arbitration hearing shall take place in Los Angeles, California, within 30 days of the appointment of the arbitrators, at such time and place as they select. The arbitrators shall give written notice of the time of the hearing to all parties at least ten (10) days prior to the hearing. The arbitrators shall not be authorized to alter, extend, or modify the terms of this Agreement. At the hearing, each party shall submit a proposed written decision, and any relevant evidence may be presented. The decision of any two arbitrators shall be binding and conclusive. Upon determining the matter, the arbitrators shall promptly execute and acknowledge their decision and deliver a copy to each Party. A judgment confirming the award may be rendered by any Superior Court having jurisdiction. Each party shall bear its own arbitration costs and expenses, including the cost of the arbitrator it selected, and the costs and expenses of the third arbitrator shall be divided equally between both parties, except as provided otherwise elsewhere in this Agreement.

           Pending resolution of any controversy or dispute hereunder, performance by each party shall continue so as to maintain the status quo prior to notice of such controversy or dispute. Resolution of the controversy or dispute shall include payment of any interest accrued in the escrow account.

     6.11  Force Majeure
           -------------

           Any prevention, delay, non-performance or stoppage due to Force Majeure shall excuse non-performance or failure to cure a default for a period equal to any such prevention, delay, non-performance, or stoppage except for the obligations imposed by this Assignment and under the Power Agreement for the payment of sums due. Force Majeure means causes beyond the reasonable control of the party affected thereby whether such causes exist on the date of this Assignment or not which are not the fault or caused by the conduct of such party and its successors and assigns and includes acts of God, strikes, lockouts or other industrial disturbances, riots, epidemics, landslides, lightning, earthquakes, fires, storms, washouts, governmental laws, regulations, proclamations, or order of any government, governmental agency or court, cancellation or withdrawal of permits by governmental agencies, arrests and restraints of governments and people, civil disturbances and explosions.

     6.12  Time of Essence
           ---------------

           The parties agree that time is of the essence in the performance of all of the terms, conditions, covenants and agreements contained herein.

     6.13  Indemnification and
           Limitation on Damages
           ---------------------

           6.13.1  Indemnification. Each party agrees to indemnify and hold the
                   ---------------
other free and harmless and at the option of the party entitled to indemnity, defend the party claiming indemnity against all claims, demands, liabilities, proceedings, damages, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) resulting from or attributable to their willful or negligent act or omission or the willful or negligent act or omission of their affiliates or employees resulting from or attributable to any failure of the party to perform its obligations under this Assignment; provided,
                                                               ---------
however, that nothing herein contained shall be deemed to render a party liable
-------
for or to indemnify the other party against any liability or damages to the extent attributable to or resulting from the willfull or negligent acts or omissions of the other party or its agents or authorized representatives and provided, further, that except for claims raised by third parties against SCWL
-----------------
for which SCWL has a right to indemnify under this Section 6.13.1, in no event shall Zond's aggregate liability and/or obligations to both Wind Developers, Inc. and Santa Clara Leasing, Inc. under the provisions of this Assignment and of the Lease Acquisition Agreement and the Installation and Production Payment Agreement between Zond and Santa Clara Wind Leasing, Inc. exceed the amount calculated by Section 4 of the Installation and Production Payment Agreement between Zond and Santa Clara Wind Leasing, Inc.

           6.13.2  Limitation on Damages. The parties hereby acknowledge that a
                   ---------------------
fundamental and material issue in Zond's decision to enter into this Assignment and commit the funds and other resources necessary to develop the Property under the extremely tight time constraints imposed by the Lease Agreement and the scheduled expiration of the Federal tax credits is SCWL's agreement to limit the damages it could receive in the event of a breach of the Assignment by Zond. Accordingly, SCWL agrees that in no event shall it and WDI, in the aggregate, be entitled to receive damages (either punitive or compensatory; foreseeable or unforeseeable) in excess of the amount calculated by Section 4 of the Installation and Production Payment Agreement between Zond and SCWL plus reasonable attorneys fees.

     6.14  Specific Performance
           --------------------

           Because this Agreements involves the transfer of personal property rights, the parties expressly acknowledge and agree that any breach, violation of evasion of the terms and conditions of this Agreement by a party could result in immediate and irreparable injury and harm to the other and shall entitle the other party to injunctive relief and/or specific performance of this Agreement, as well to any other legal or equitable remedy to which the other party may be entitled.

     6.15  Effective Date
           --------------

           The Effective Date of this Assignment shall be September 17, 1985.

     6.16  Entire Agreement
           ----------------

           This Assignment contains the entire agreement between the parties hereto with respect to the assignment of the Power Agreement and any prior agreements, discussions or understandings, written or oral, are superseded by this Assignment and shall be of no force or effect. The parties specifically understand and agree that this Assignment shall be enforced independent of the Lease Acquisition Agreement and the Installation and Production Payment Agreement between Zond and Santa Clara Wind Leasing, Inc. notwithstanding the fact that this Assignment was simultaneously negotiated and executed with such agreements and relates to the development of the same real property in Alameda County, California. A default or breach by a party under this Assignment shall not constitute a default or breach of these other agreements unless specifically set forth to the contrary in this Assignment or the other agreements. No addition or modification of any term or provision of this Assignment shall be effective unless set forth in writing and signed by the authorized representatives of the parties.


          [Signatures to this Assignment of Power Purchase Assignment appear on the following page]

     IN WITNESS WHERHOF, the parties have executed this Assignment as set forth below. The undersigned individually represent and warrant that they have the power and authority to execute this Assignment on behalf of their respective corporation, that no additional approvals from any person or entity are required, that the representations made by their respective corporation in
Section 4 are true and correct and that this Assignment will be binding upon their respective corporation.

                                       "ZOND"
                                        ----

                                       ZOND SYSTEMS, INC.,
                                       a California corporation



Date:  October 5, 1985                 By:  /s/ Kenneth C. Karas
                                          -------------------------------------
                                          Kenneth C. Karas
                                          Executive Vice President

                                       "WDI"
                                        ---

                                       WIND DEVELOPERS, INC.,
                                       a California corporation



Date: October 5, 1985                  By:  /s/ [Illegible]
                                          -------------------------------------
                                          Name                            Title

                             PACIFIC GAS & ELECTRIC

                              ENERGY AND CAPACITY
                            POWER PURCHASE AGREEMENT
                            ------------------------








                                   Exhibit A
                                     to the
                     Assignment of Power Purchase Agreement